POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below nominates, constitutes and appoints Brigid O. Bieber and Elizabeth A. Russell (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the IBJ Funds Trust (the "Trust"), and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of each Fund of the Trust, and any and all amendments and supplements to such Registration Statement, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers themselves might or could do.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 17th day of March, 1998.



                                         /s/ Robert H. Dunker
                                          Robert H. Dunker
                                     Trustee


                                            /s/ Stephen V.R. Goodhue
                                                Stephen V.R. Goodhue
                                     Trustee


                                                         /s/ Edward F. Ryan
                                                         Edward F. Ryan
                                     Trustee


                                                        /s/ George H. Stewart
                                                          George H. Stewart
                                                         Trustee and Chairman


                                                          /s/ Jylanne Dunne
                                                          Jylanne Dunne
                                                           President


                                                              /s/ Steven Levy
                                                              Steven Levy
                                                              Treasurer



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                                              SECRETARY'S CERTIFICATE



         I, Brigid O. Bieber, Secretary of IBJ Funds Trust (the "Trust"), hereby certify that the following resolution was unanimously adopted by the Board of Trustees of the Trust at a meeting duly held on March 17, 1998 and that as of this date said resolution is still in full force and effect:


         RESOLVED:                  That the Board  Members  hereby  approve the
                                    power  of  attorney  authorizing  Brigid  O.
                                    Bieber and  Elizabeth  A. Russell to execute
                                    and  sign on  behalf  of  each of the  Chief
                                    Executive  Officer and Chief  Financial  and
                                    Accounting   Officer  of  the   Trust,   all
                                    amendments  and  supplements  to the Trust's
                                    Registration Statement on Form N-1A.


         HEREUNTO I set my hand this 27th day of March, 1998.



                                             /s/Brigid O. Bieber
                                               Brigid O. Bieber, Secretary
                                              IBJ Funds Trust